                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

                                          [_] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as Permitted by
                                              Rule 14a-6(e)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                          BIO-RAD LABORATORIES, INC.
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

  (2)  Form, Schedule or Registration Statement No.:

  (3)  Filing Party:

  (4)  Date Filed:

   Notes:

                          BIO-RAD LABORATORIES, INC.
                            1000 Alfred Nobel Drive
                          Hercules, California 94547

                               ----------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                          BIO-RAD LABORATORIES, INC.
                           TO BE HELD APRIL 24, 2001

                               ----------------

TO THE STOCKHOLDERS OF BIO-RAD LABORATORIES, INC.:

   The annual meeting of the stockholders of Bio-Rad Laboratories, Inc. ("Bio-Rad" or the "Company") will be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 24, 2001 at 4:00 p.m., Pacific Time, to consider and vote on:

  (1) The election of two directors of the Company by the holders of outstanding Class A Common Stock and four directors of the Company by the holders of outstanding Class B Common Stock;

  (2) A proposal to ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

  (3) A proposal to amend the 1994 Stock Option Plan; and

  (4) Such other matters as may properly come before the meeting and at any adjournments or postponements thereof.

   The Board of Directors of the Company has fixed the close of business on February 28, 2001 as the record date for the determination of the stockholders entitled to notice of and to vote at this annual meeting and at any adjournments or postponements thereof. The stock transfer books of the Company will not be closed.

   All stockholders are invited to attend the annual meeting in person, but those who are unable to do so are urged to execute and return promptly the enclosed Proxy in the provided postage-paid envelope. Since a majority of the outstanding shares of each class of common stock of the Company must be present or represented at the annual meeting to elect directors and conduct the other business matters referred to above, your promptness in returning the enclosed Proxy will be greatly appreciated. Your Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting and revoke your Proxy.

   All stockholders who attend the annual meeting are invited to join the Company for a reception and light dinner immediately following the meeting.

                                          By order of the Board of Directors
                                          BIO-RAD LABORATORIES, INC.

                                          SANFORD S. WADLER, Secretary

Hercules, California
April 2, 2001

                          BIO-RAD LABORATORIES, INC.
                            1000 Alfred Nobel Drive
                          Hercules, California 94547

                               ----------------

                                PROXY STATEMENT

                               ----------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON APRIL 24, 2001

Information Regarding Proxies

   The enclosed Proxy is solicited on behalf of the Board of Directors of Bio-Rad Laboratories, Inc., a Delaware corporation ("Bio-Rad" or the "Company"), in connection with the annual meeting of stockholders of the Company to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California 94547 on Tuesday, April 24, 2001 at 4:00 p.m., and at any adjournments or postponements thereof. Copies of this Proxy Statement and the accompanying notice and Proxy Card are first being mailed to all stockholders entitled to vote on or about April 2, 2001.

   The Company will pay the cost of this Proxy solicitation. In addition to solicitation by use of the mails, proxies may be solicited from stockholders of the Company by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries and for reimbursement of their reasonable expenses incurred in connection therewith.

   Shares for which a properly executed Proxy in the enclosed form is returned will be voted at the meeting in accordance with the directions on such Proxy. If no voting instructions are indicated with respect to one or more of the proposals, the Proxy will be voted in favor of the proposal(s). Any Proxy may be revoked by the record owner of the shares at any time prior to its exercise by filing with the Secretary of the Company a written revocation or duly executed Proxy bearing a later date or by attending the meeting in person and announcing such revocation. Attendance at the annual meeting will not, by itself, constitute revocation of a proxy.

Voting Securities

   The securities of the Company entitled to vote at the meeting consist of shares of its Class A Common Stock and Class B Common Stock, both $1.00 par value (collectively, "Common Stock"). 9,830,452 shares of Class A Common Stock and 2,426,428 shares of Class B Common Stock were issued, and outstanding at the close of business on February 28, 2001. Only stockholders of record at the close of business on February 28, 2001 will be entitled to notice of and to vote at the meeting. The presence, in person or by Proxy, of the holders of a majority of the Voting Power will constitute a quorum for the transaction of business. Each share of Class A Common Stock is entitled to one-tenth of a vote and each share of Class B Common Stock is entitled to one vote, except in the election of directors and any other matter requiring the vote of one or both classes of Common Stock voting separately. The sum of one-tenth the number of shares of Class A Common Stock and the number of shares of Class B Common Stock constitutes the "Voting Power" of the Company.

   The holders of Class A Common Stock, voting as a separate class, are entitled to elect two directors. The holders of Class B Common Stock, also voting as a separate class, are entitled to elect the other directors. The affirmative vote of the holders of a majority of each class of Common Stock present in person or represented by Proxy is necessary for the election of directors by that class. The stockholders do not have any right to vote cumulatively in any election of directors.

   On all other matters submitted to a vote at the annual meeting (except matters requiring the vote of one or both classes voting separately), the affirmative vote of the holders of a majority of the Voting Power present in person or represented by Proxy is necessary for approval. The Board of Directors is not aware of any matters that might come before the meeting other than those mentioned in this Proxy Statement. If, however, any other matters properly come before the annual meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

   Under the Company's Bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

   There is no statutory or contractual right of appraisal or similar remedy available to those stockholders who dissent from any matter to be acted upon.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

   The following table presents certain information as of February 28, 2001 (except as noted below), with respect to Class A Common Stock and Class B Common Stock beneficially owned by: (i) any person who is known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock of either class, (ii) each director of Bio-Rad, (iii) certain executive officers of Bio-Rad named in the "Summary Compensation Table" of this Proxy Statement, and (iv) all directors and executive officers of Bio-Rad as a group. The address for all executive officers and directors is c/o Bio-Rad Laboratories, Inc., 1000 Alfred Nobel Drive, Hercules, California, 94547.

                                 Class A Common Stock(1)          Class B Common Stock
                             ------------------------------- -------------------------------
 Name and, with Respect to
   Owner of 5% or More,       Number of Shares and  Percent   Number of Shares and  Percent
          Address            Nature of Ownership(2) of Class Nature of Ownership(2) of Class
 -------------------------   ---------------------- -------- ---------------------- --------
Blue Raven Partners,
 L.P.(3)...................              --            0.0%        2,030,027          83.7%
 1000 Alfred Nobel Drive
 Hercules, CA 94547

Private Capital Management,
 Inc.(4)...................        1,165,732          11.9%              --            0.0%
 3003 Tamiami Trail North
 Naples, FL 34103

Bernard A. Egan............          910,380           9.3%              --            0.0%
 1900 Old Dixie Highway
 Fort Pierce, FL 34946

Dimensional Fund Advisors,
 Inc.(4)...................          515,075           5.2%              --            0.0%
 1299 Ocean Avenue, 11th
  Floor
 Santa Monica, CA 90401

David and Alice N.
 Schwartz(5)(6)(9).........        1,605,524          16.3%        2,194,129          85.8%
 Bio-Rad Laboratories, Inc.
 1000 Alfred Nobel Drive
 Hercules, CA 94547

Norman
 Schwartz(5)(7)(8)(9)......          109,477           1.1%        2,039,854          83.9%
 Bio-Rad Laboratories, Inc.
 1000 Alfred Nobel Drive
 Hercules, CA 94547

Steven Schwartz(5)(7)(10)..           82,387           0.8%        2,034,227          83.8%
 Bio-Rad Laboratories, Inc.
 1000 Alfred Nobel Drive
 Hercules, CA 94547

James J. Bennett(9)........           85,034           0.9%           23,727           1.0%

John Goetz(9)..............           15,546           0.2%              --            0.0%

Albert J. Hillman(9).......            4,454           0.0%            4,117           0.2%

Philip L. Padou(9).........              --            0.0%              --            0.0%

Sanford S. Wadler(9).......           23,563           0.2%              --            0.0%

Burton A. Zabin(9).........            9,809           0.1%           35,243           1.5%

All directors and executive
 officers as a group(9) (12
 persons)..................        1,852,940          18.7%        2,265,618          88.4%

--------
 (l) Excludes Class A Common Stock that may be acquired on conversion of Class B Common Stock. Class B Common Stock may be converted to Class A Common Stock on a one for one basis and, if fully converted, would result in the following percentage beneficial ownership of Class A Common Stock: Blue Raven

    Partners 16.6%; Private Capital Management, Inc. 9.5%; Bernard A. Egan 7.4%; Dimensional Fund Advisors 4. 2%; David and Alice N. Schwartz 30.7%; Norman Schwartz 17.5%; Steven Schwartz 17.3%; James J. Bennett 0.9%; John Goetz 0.1%; Albert J. Hillman 0.1%; Philip L. Padou 0.0%; Sanford S. Wadler 0.2%; Burton A. Zabin 0.4%; and all directors and executive officers as a group 33.1%. Management considers any substantial conversions by the executive officers or directors listed in the table to be highly unlikely.

 (2) Except as otherwise indicated and subject to applicable community property and similar statutes, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares. Number of shares is based on the statements of the stockholders where not identified specifically in the stockholder register.

 (3) David Schwartz, Alice N. Schwartz, Norman Schwartz and Steven Schwartz are general partners of Blue Raven Partners, L.P., a California limited partnership (the "Partnership"), and, as such, share voting and dispositive power over the Class B Common Stock held by the Partnership.

 (4) As of December 31, 2000.

 (5) Includes 2,030,027 shares of Class B Common Stock held by the
     Partnership.

 (6) David and Alice N. Schwartz each have a one-half community property interest in these shares. Includes 20,588 shares of Class B Common Stock held by DANSA Partners Limited, a California limited partnership, of which David and Alice N. Schwartz are general partners.

 (7) Norman Schwartz and Steven Schwartz are sons of David and Alice N.
     Schwartz.

 (8) Includes 4,200 shares owned by Norman Schwartz's wife, as to which Norman Schwartz disclaims any beneficial ownership.

 (9) Includes shares with respect to which such persons have the right to acquire beneficial ownership immediately or within sixty days of February 28, 2001, under the Company's employee stock purchase plan and stock option agreements, as follows: David Schwartz, 129,739 Class B shares; Norman Schwartz, 13,127 Class B shares; James J. Bennett, 26,189 Class A shares; John Goetz, 7,635 Class A shares; Sanford S. Wadler, 10,750 Class A shares; Burton A. Zabin, 7,500 Class A shares; and all directors and executive officers as a group, 58,447 Class A shares and 142,866 Class B shares.

(10) Includes 4,200 shares owned by Steven Schwartz's wife, as to which Steven Schwartz disclaims any beneficial ownership.

                           I. ELECTION OF DIRECTORS

   The Board of Directors currently has seven members. One member, Burton A. Zabin, a Class B director, is retiring from the Board of Directors effective on the date of the annual meeting. The Company has begun a search for a suitable candidate to replace Mr. Zabin on the Board of Directors, but as of the date of this proxy statement, has not located such a candidate. As a result, Management has only nominated six persons for election to the Board of Directors at this year's annual meeting. One Class B director's position will remain vacant. It is currently anticipated that the Board of Directors will elect a seventh director to fill the vacancy created by Mr. Zabin's retirement upon the location of a suitable candidate. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

   The six persons nominated are listed in the following table as the candidates for the respective class of Common Stock indicated. All are currently directors of the Company, with terms expiring as of the date of the annual meeting of stockholders or on election and qualification of their successors. David Schwartz and Alice N. Schwartz are husband and wife; Norman Schwartz is their son. No other family relationships exist among the Company's current and nominated directors or executive officers. As husband and wife, David and Alice N. Schwartz share equally in all remuneration and other benefits accorded to either of them by the Company.

   The directors elected at this meeting will serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. It is the intention of the persons named in the Proxy to vote the shares subject to such Proxy for the election as directors of the persons listed in the following table. Although it is not contemplated that any nominee will decline or be unable to serve as a director, in the event that at the meeting or any adjournments or postponements thereof any nominee declines or is unable to serve, the persons named in the enclosed Proxy will, in their discretion, vote the shares subject to such Proxy for another person selected by them for director.

                     Class of
                      Common
                      Stock        Present Principal Employment and    Director
 Name                to Elect Age      Prior Business Experience        Since
 ----                -------- ---  --------------------------------    --------
 James J. Bennett... Class B   72 Chief Operating Officer of the         1977
                                   Company since 1993 and Executive
                                   Vice President of the Company
                                   since 1996; Vice President and
                                   Group Manager, Clinical
                                   Diagnostics of the Company from
                                   1985 to 1993; Vice President and
                                   Chief Operating Officer of the
                                   Company from 1977 to 1985.

 Albert J. Hillman.. Class A   69 Of Counsel to the law firm of          1980
                                   Townsend and Townsend and Crew
                                   since 1995 and partner in the
                                   firm from 1965 to 1995, which
                                   firm serves as patent counsel for
                                   the Company.

 Philip L. Padou.... Class A   66 Retired since 1991; Vice President     1980
                                   and Chief Financial Officer of
                                   Ozier Perry and Associates (a
                                   risk assessment software and
                                   consulting company) from 1987 to
                                   1991.

 Alice N. Schwartz.. Class B   74 Retired since 1979; Research           1967
                                   Associate, University of
                                   California, from 1972 to 1978.

 David Schwartz..... Class B   77 President, Chief Executive Officer     1957
                                   and Chairman of the Board of the
                                   Company since 1957.

 Norman Schwartz.... Class B   51 Vice President of the Company          1995
                                   since 1989 and Group Manager,
                                   Life Science of the Company since
                                   1997; Group Manager, Clinical
                                   Diagnostics of the Company from
                                   1993 to 1997.

   In January 1997, the Company entered into a non-competition and employment continuation agreement with James J. Bennett pursuant to which management of the Company has agreed to nominate him as director for a period of three years following his resignation from his present position. See "Executive Compensation and Other Information."

   In addition to James J. Bennett, David Schwartz and Norman Schwartz, the following persons were executive officers of the Company during all or part of 2000: George Bers, Thomas C. Chesterman, Rello L. Cristea, John Goetz, Ronald
W. Hutton, Sanford S. Wadler and Burton A. Zabin. George Bers was Vice President and Group Manager of the Clinical Diagnostics Group; he left the Company in June, 2000. Thomas C. Chesterman (age 41) was appointed Treasurer in 1996 and named Vice President and Chief Financial Officer in March 1997. Prior to joining Bio-Rad, he was Vice President and Chief Financial Officer of NordicTel Holdings AB (Sweden) from 1993 to 1996. Rello L. Cristea (age 57) was appointed Group Manager of Analytical Instruments in 1997 and Vice President in 1998. Previously, he was President of Dayton Products Division of Emerson Electric Company from 1994. John Goetz (age 51) was appointed Vice President and Group Manager of the Clinical Diagnostics Group in 2000. Previously, he held various positions within Bio-Rad since joining the Company in 1974 including Plant Engineer, Manufacturing Manager, Division Manager of QSD and Operations Manager of the Diagnostics Group. Ronald W. Hutton (age 43) was appointed Treasurer in 1997. Previously, he was Director of Treasury at Kaiser Aluminum & Chemical Corporation from 1993 to 1997. Sanford S. Wadler (age 54) has been General Counsel and Secretary since 1989 and was appointed Vice President in 1996. Burton A. Zabin was Vice President of the Company since 1982 and a Director of the Company since 1968. He retired from the Company in March, 2001 and is not seeking re-election as a Director.

   The above named individuals also serve in various management capacities with wholly owned subsidiaries of Bio-Rad.

   The Board of Directors recommends that you vote FOR the above-named director nominees for the class or classes of Common Stock that you hold.

                     COMMITTEES OF THE BOARD OF DIRECTORS

   The Board of Directors of the Company has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or other committees performing similar functions. During 2000, the Board of Directors held a total of 15 meetings (including regularly scheduled and special meetings) and no director attended fewer than 86% of such meetings and meetings of any committee on which such director served.

   Currently, the Audit Committee is composed of Philip L. Padou. Mr. Padou is an "independent" director, as determined in accordance with Rule 121(A) of the American Stock Exchange's regulations. As required under Rule 121(B) of the American Stock Exchange's regulations, the committee will be expanded to three members, and two additional "independent" directors will be added to the committee, prior to June 14, 2001. The Audit Committee recommends to the Board of Directors the firm to be employed by the Company as its independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting policies and its system of internal accounting controls. The Audit Committee met four times in the year 2000. A more complete discussion is provided in the "Report of the Audit Committee of the Board of Directors" of this Proxy Statement.

   The Compensation Committee, consisting of two non-employee directors, Albert J. Hillman and Philip L. Padou, met twice in 2000. The Compensation Committee reviews and approves the Company's executive compensation policies. A more complete discussion is provided in the "Report of the Compensation Committee of the Board of Directors" of this Proxy Statement.

             CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

   In 2000, Townsend and Townsend and Crew, the patent law firm to which Albert J. Hillman is Of Counsel, rendered legal services to the Company. The Board of Directors has relied upon the Company's General Counsel to determine that the services of Townsend and Townsend and Crew were provided on terms at least as fair to the Company as if they had been provided by a non-affiliate. The General Counsel is responsible for the management of all of the Company's relationships with providers of legal services.

                           COMPENSATION OF DIRECTORS

   Pursuant to the policy of the Board of Directors of Bio-Rad, directors who are not also employees of Bio-Rad are paid a fee of $1,400 per month plus $100 for any meetings in excess of sixteen per year for serving as directors. Audit Committee members are paid $625 per month.

   The Company has entered into an employment and non-compete agreement with James J. Bennett. See "Executive Compensation and Other Information--Other Executive Compensation."

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

   The following Summary Compensation Table presents compensation paid or accrued by the Company for services rendered during 2000, 1999, and 1998 the CEO and the four other most highly compensated executive officers of the Company ("Named Executive Officers") whose total annual salary and bonus exceeded $100,000 in 2000.

                          SUMMARY COMPENSATION TABLE

                                                    Long-Term
                                                 Compensation(2)
                                                 ---------------
                          Annual Compensation(1)     Shares
        Name and          ----------------------   Underlying       All Other
   Principal Position     Year  Salary   Bonus       Options     Compensation(3)
------------------------  ---- -------- -------- --------------- ---------------
David Schwartz..........  2000 $525,314 $260,825     74,000         $594,067(4)
President, CEO and
 Chairman                 1999 $528,673 $249,167     38,500         $594,419(4)
                          1998 $525,080 $ 86,537     38,500         $  8,000
James J. Bennett........  2000 $473,889 $245,046     19,750         $  8,000
Executive Vice President
 and                      1999 $445,957 $220,287      7,500         $  8,000
Chief Operating Officer   1998 $445,584 $ 76,507      7,500         $  8,000
Sanford S. Wadler.......  2000 $315,512 $145,114     14,000         $  8,000
Vice President, General
 Counsel                  1999 $270,418 $123,429      3,000         $  8,000
and Secretary             1998 $259,200 $ 38,932      3,000         $  8,000
Norman Schwartz.........  2000 $287,914 $ 94,625     12,500         $  8,000
Vice President and        1999 $254,210 $ 97,298      3,750         $  8,000
Group Manager             1998 $240,241 $ 36,084      3,750         $  8,000
John Goetz..............  2000 $251,756 $129,019     11,590         $  8,000
Vice President and        1999 $209,538 $ 25,623      2,500         $  8,000
Group Manager             1998 $195,000 $  8,687      2,500         $  8,000

--------
(1) All other annual compensation amounts not included elsewhere herein for each of the Named Executive Officers were less than the amounts required for separate reporting and are included in salary. The Bonus amounts are payments made in 1999, 2000 and 2001 respectively, for services rendered in the immediately preceding year.

(2) There were no restricted stock awards or payouts under long-term incentive plans.

(3) Except as shown in number (4) below, amounts reported are contributions made pursuant to the Employees' Deferred Profit Sharing Retirement Plan. A more complete discussion is provided in the section titled "Profit Sharing Plan Contributions" of the "Report of the Compensation Committee of the Board of Directors" in this Proxy Statement.

(4) The Company is a party to a "split dollar" life insurance agreement with a trust established by David Schwartz and Alice Schwartz under which the trust is the beneficiary of a life insurance policy insuring the lives of David Schwartz and Alice Schwartz for which the Company pays the premiums. Upon the death of David Schwartz and Alice Schwartz prior to the termination of the agreement, a portion of the premiums previously advanced by the Company under the insurance policy will be repaid to the Company. A more complete discussion is provided in the section titled "President's Compensation" of the "Report of the Compensation Committee of the Board of Directors" in this Proxy Statement.

   The following table presents certain information regarding stock options granted to the Named Executive Officers in 2000.

                             OPTION GRANTS IN 2000

                                                                      Potential Realizable
                                                                     Value at Assumed Annual
                                                                      Rates of Stock Price
                                                                     Appreciation for Option
                                     Individual Grants                       Term(2)
                         ------------------------------------------ -------------------------
                         Number of  % of Total
                         Securities  Options
                         Underlying Granted to Exercise               Assumed      Assumed
                          Options   Employees    Price   Expiration Appreciation Appreciation
Name                     Granted(1)  in 2000   ($/Share)    Date       of 5%        of 10%
----                     ---------- ---------- --------- ---------- ------------ ------------
David Schwartz..........    4,188       .78%    $24.888    2/02/10    $ 58,639    $  155,113
                           33,562      6.32%    $22.625    2/02/10    $545,881    $1,319,006
                           36,250      6.82%    $23.875    9/19/10    $404,051    $1,156,029
James J. Bennett........    7,250      1.36%    $23.875    2/02/10    $108,857    $  275,866
                           12,500      2.35%    $ 21.50   09/19/10    $169,015    $  428,318
Sanford S. Wadler.......    4,000       .75%    $23.875   02/02/10    $ 60,059    $  152,202
                           10,000      1.88%    $ 21.50   09/19/10    $135,212    $  342,654
Norman Schwartz.........    3,750       .70%    $24.888   02/02/10    $ 52,506    $  138,891
                            2,313       .43%    $23.875   09/19/10    $ 25,781    $   73,762
                            6,437      1.21%    $26.263   09/19/10    $ 56,376    $  189,907
John Goetz..............    2,840       .53%    $23.875   02/02/10    $ 42,642    $  108,063
                            8,750      1.64%    $ 21.50   09/19/10    $118,310    $  299,822

--------
(1) All stock options granted in 2000 are incentive stock options with the exception of non-qualified stock options for 69,812 shares granted to David Schwartz, 11,740 shares granted to James J. Bennett, 329 shares granted to John Goetz, 2,313 shares granted to Norman Schwartz and 2,044 shares granted to Sanford S. Wadler. The exercise prices are equal to at least 100% of the fair market value of the underlying securities at the time such options were granted. All shares subject to the above options are shares of Class A Common Stock with the exception of all of the options granted to David Schwartz and Norman Schwartz which were for shares of Class B Common Stock. All these stock options have a term of ten years and become exercisable at a rate not greater than 20% per annum commencing one year after the date of grant. In 2000, options to purchase 157,820 shares were granted to all executive officers as a group, and options to purchase 373,125 shares were granted to all other employees.

(2) Potential realizable value is based on an assumption that the stock price of the applicable class of Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

   The following table presents the number of shares for which options were exercised in 2000, as well as the number of exercisable and unexercisable options held by the Named Executive Officers at December 31, 2000.

                    AGGREGATE OPTION EXERCISES IN 2000 AND
                        DECEMBER 31, 2000 OPTION VALUES

                                                        Number of
                                                  Securities Underlying     Value of Unexercised
                                                 Unexercised Options at    In-The-Money Options at
                           Shares                   December 31, 2000       December 31, 2000(1)
                          Acquired     Value    ------------------------- -------------------------
   Name                  on Exercise  Realized  Exercisable Unexercisable Exercisable Unexercisable
   ----                  ----------- ---------- ----------- ------------- ----------- -------------
David Schwartz..........   15,550    $67,760.00   92,195       130,980    $469,748.83 $1,102,092.07
James J. Bennett........    7,500    $57,487.50   18,753        30,997    $ 93,711.09 $  286,820.16
Sanford S. Wadler.......    3,000    $20,370.00    7,500        18,500    $ 37,477.50 $  174,952.50
Norman Schwartz.........    1,500    $ 8,767.50    9,377        18,123    $ 28,847.94 $  118,094.24
John Goetz..............    1,124    $ 8,615.46    5,175        15,215    $ 27,640.25 $  146,175.75

--------
(1) The closing prices of Class A Common Stock and Class B Common Stock at December 31, 2000 were $31.80 and $31.32 per share, respectively.

Other Executive Compensation

   In January 1997, the Company entered into a non-competition and employment continuation agreement with James J. Bennett, its Executive Vice President and Chief Operating Officer and a Director of the Company. Under the terms of this Agreement, James J. Bennett will give the Company six months notice of any intention to resign from his present position and will not compete with the Company for two years after the end of his employment with Bio-Rad. Management has agreed to nominate him as director for a period of three years following his resignation from his present position. Following his resignation from his present position, James J. Bennett will continue to serve as an employee taking on mutually agreed tasks for six weeks in each twelve-month period for up to five years from his resignation. For this six weeks, he will be paid his weekly salary in effect at the time of his resignation plus $2,500 per week. For mutually agreed assignments extending beyond the six weeks, or if James J. Bennett does not remain a director, his compensation would be at his weekly pay rate in effect at the time of his resignation from his present position. He will be entitled to exercise his stock options for a period of four years after the end of his employment with Bio-Rad.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Compensation Committee is composed of Albert J. Hillman and Philip L. Padou. The Company currently has no interlocking relationships involving any of its Compensation Committee members, and no executive officer of the Company serves on the Compensation Committee. James J. Bennett, David Schwartz and Norman Schwartz participate in general Board of Directors' discussions of compensation, bonuses and stock options. David, Norman and Alice N. Schwartz were absent from and did not participate in the discussions or decisions concerning the President's compensation.

        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The Compensation Committee of the Board of Directors has furnished the following report on executive compensation. The Compensation Committee was formed in December 1993. The report also refers to decisions made by Philip L. Padou, Albert J. Hillman and other members of the Board of Directors prior to the formation of the Compensation Committee. The function of the Compensation Committee is to review and approve the compensation arrangements for the Company's senior management and any compensation plans in which the executive officers and directors are eligible to participate.

Objectives and Overview

   The overall objectives of the Company's executive compensation programs are to:

  .  Attract, retain and motivate key executive talent;

  .  Reward key executives based on business performance;

  .  Align executive incentives with the interests of stockholders; and

  .  Encourage the achievement of Company objectives.

   Executive compensation consists of four components: 1) base salary; 2) annual and special incentive bonus payments; 3) long-term incentives in the form of stock options; and 4) contributions to the Company's profit sharing plan. The Company strives to provide a competitive total compensation package to senior management based on professionally compiled surveys of broad groups of companies of comparable size within related industries.

Base Salary

   Each year, the Company obtains studies of compensation trends, practices and levels from a variety of nationally recognized independent compensation surveys in order to determine the competitiveness of the pay structure for its senior managers. Within the comparative groups of companies surveyed, the Company sets executive base salaries and total compensation near and below the arithmetic mean of the surveys, respectively. Each executive's base salary is determined by an assessment of the executive's job description and current salary in relation to the salary range designated for the position in the compensation surveys. Adjustments are made when necessary to reflect changes in responsibilities or competitive industry pressures. Each executive's performance is evaluated annually to determine individual merit increases within the overall guidelines established in each year's budget process. For 2000, the Company merit increase guideline was 4.5% and was based on the compensation surveys.

Incentive Bonus Payments

   Executive officers of the Company, including the President, are eligible for an annual incentive bonus and special bonuses, determined as a percentage of the officers' eligible wages. Annual bonuses are awarded to executive officers, including the President and other key employees of the Company and its operating units, who meet certain annual Company and operating unit goals which are previously established by senior management. In 2000, the performance factors used in calculating bonuses included sales volume, direct contribution and inventory and/or receivable management turns, as measured against annual objectives. Performance goals have been established for the Company as a whole and for each operating unit. Bonuses are determined using these performance factors and comparisons to competitive industry standards. The bonus calculation is weighted between Company performance and operating unit performance according to the responsibilities of each executive. Incentive bonuses may be awarded in cash and/or stock.

   Bonuses for performance in 2000 were awarded in February 2001 and ranged from 0.85% to 51.75% of base salaries. Bonuses for 1999 were awarded in February 2000 and ranged from 0.31% to 49.4% of base salaries. Bonuses for 1998 were awarded in February 1999 and ranged from 1.75% to 25.0% of base salaries. Because bonuses are based on growth and profitability, trends in bonus awards generally track operating unit and Company performance. Special bonuses are awarded only on completion of specific projects or transactions.

Long-Term Incentives

   The Company provides its executive officers and other key employees with long-term incentive compensation through the granting of stock options. The Company believes that stock options provide the Company's key employees with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the stock. Stock options are intended to align executive interests with the interests of stockholders and therefore directly motivate senior management to maximize long-term stockholder value. The stock options also create an incentive to remain with the Company for the long term because the options are vested over a four or five-year period. Because all options are granted at no less than the fair market value of the underlying stock on the date of grant, stock options provide value to the recipients only when the price of Bio-Rad Common Stock increases over time.

   The Board of Directors has delegated certain responsibilities of administration of the Company's stock option plans to the Stock Option Award Committee. The Stock Option Award Committee is composed of Albert J. Hillman and Philip L. Padou and is responsible for determining the timing and distribution of grants subject to the terms of the current option plans. The Stock Option Award Committee also determines the total number of shares granted and the allocation of shares to individual executive officers and key employees. Recommendations from senior management and other factors are considered including: the responsibility level, individual performance and contribution to the Company's business of each officer and key employee. The option grants are submitted to the Board of Directors for ratification and the date of grant is the date of the Board of Directors meeting. In 2000, the Company granted approximately 530,945 options to a group of 317 executive officers and key employees.

Profit Sharing Plan Contributions

   The Company's employees who are directors or officers are entitled to participate in the Bio-Rad Laboratories, Inc. Employees' Deferred Profit Sharing Retirement Plan ("Profit Sharing Plan") on the same basis as all other Company employees. The Profit Sharing Plan covers all full-time employees of the Company, or any of its participating subsidiaries, who have completed one year of service. Contributions to the Profit Sharing Plan are determined each year by the Board of Directors in its sole discretion and are allocated among each participant based on the ratio his or her compensation bears to the aggregate compensation of all participants. For 2000, the Board of Directors approved a contribution of 5% of eligible compensation. Participants are vested 100% after five years of service, but funds are not distributed until retirement, termination of employment with the Company or as required by regulation or law.

President's Compensation

   For 2000, the Compensation Committee was primarily responsible for determining and approving the President's compensation. The President's compensation was compared with compensation of other CEOs in the above mentioned surveys and proxy statements for comparable companies. The salary of David Schwartz is typically set within the mid-range of CEO's salaries surveyed for comparable companies. There was no change to the salary of David Schwartz in 1998, 1999 or 2000.

   The President's annual bonus is based on the achievement of the Company's financial goals. The same performance criteria are used to calculate his annual bonus as those established for other eligible executive officers. These criteria are discussed above under Incentive Bonus Payments. A bonus was paid in 2001 based on performance against previously established growth and profitability targets for 2000.

   In 2000, David Schwartz was granted a non-qualified stock option to purchase 69,812 shares of Class B Common Stock and an incentive stock option for 4,188 shares of Class B Common Stock. The exercise price of the non-qualified option was 100% of the market price on the date of grant. Pursuant to the general restrictions of the option plan, vesting of incentive stock options granted to David Schwartz is limited to $100,000 per year which results in vesting at a slower rate than other optionees. This option grant was comparable with options granted to CEO's of similar size companies.

   In addition, in 2000, Mr. Schwartz received "split dollar" life insurance benefits from the Company. The Board of Directors of the Company has determined that in the event of the demise of David Schwartz and Alice Schwartz, their heirs might be required to sell a significant amount of their holdings in the Company in order to satisfy estate taxes. As the Board believes that such event might result in a major disruption in the trading of the stock, it has determined that it is in the best interest of all shareholders to procure a life insurance policy which would provide proceeds to the heirs for the payment of such taxes. The Company is a party to a "split dollar" life insurance agreement with a trust established by David Schwartz and Alice Schwartz for their heirs under which the trust is the beneficiary of a life insurance policy insuring the lives of David Schwartz and Alice Schwartz for which the Company pays the premiums. Upon the death of David Schwartz and Alice Schwartz prior to the termination of the agreement, a portion of the premiums previously advanced by the Company under the insurance policy will be repaid to the Company. Included in the amounts shown for David Schwartz in fiscal year 2000 is $595,067, representing the premium payment by the Company in such year.

   To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax consequences to the Company and to its executives of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          THE COMPENSATION COMMITTEE

                                          Albert J. Hillman
                                          Philip L. Padou

   The compensation committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts.

Audit Committee Report

   Our audit committee was established on September 24, 1992, and adopted its revised audit committee charter on June 7, 2000, a copy of which is attached to this proxy statement as Appendix B. During fiscal 2000, the audit committee of the Board of Directors was comprised of Philip L. Padou, who was an "independent" director, as determined in accordance with Rule 121(A) of the American Stock Exchange's regulations.

   Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting practices and to issue a report thereon. The audit committee's responsibility is to monitor and oversee these processes. The following is the audit committee's report submitted to the Board of Directors for the fiscal year ended December 31, 2000.

   The audit committee has:

  . reviewed and discussed the Company's audited financial statements with management;

  . discussed with Arthur Andersen, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and

  . received from Arthur Andersen the written disclosures and the letter regarding their independence as required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and discussed the auditors' independence with them.

   Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

   Audit Fees: The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $826,000.

   Financial Information Systems Design and Implementation Fees: For the fiscal year ended December 31, 2000, the Company paid no fees to its principal accountants for professional services rendered in connection with the operation, supervision or management of the Company's information systems or local area network, or for the design or implementation of a hardware or software system for aggregating source data underlying the Company's financial statements, or generating information that is significant to such statements, taken as a whole.

   All Other Fees: The aggregate fees billed for services rendered by the Company's principal accountants, other than described above, for the fiscal year ended December 31, 2000 were $665,000.

   The Company's audit committee has considered whether the provision of services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees" are compatible with maintaining the principal accountant's independence, and has determined that the provision of such services to the Company does not compromise the principal accountant's independence.

                                          AUDIT COMMITTEE

                                          Philip L. Padou

   The audit committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts.

                            STOCK PERFORMANCE GRAPH

   The following graph compares the cumulative stockholder returns over the past five years for the Company's Class A Common Stock, the American Stock Exchange Market Value Index and a selected peer group,(1) assuming $100 invested on December 31, 1995, and reinvestment of dividends:

                     [STOCK PERFORMANCE GRAPH APPEARS HERE]

                                           Cumulative Total Return
                             ---------------------------------------------------
                              1995    1996     1997     1998     1999     2000
                             ------ -------- -------- -------- -------- --------
Bio-Rad..................... 100.00 105.7269 92.07048 74.00881 82.37885 112.0705
AMEX........................ 100.00 106.3933 129.0389 131.2843 169.5985 176.7908
Peer Group.................. 100.00 102.4966 109.8112 138.8937 127.0354 163.5596

(1) The peer group consists of the following public companies: Beckman Coulter; Becton Dickinson; Diagnostic Products; Invitrogen; Meridian Bioscience; Millipore; and Ventana Medical Systems. Companies in the peer group reflect Bio-Rad's participation in two different markets: life science research products and clinical diagnostics. No single public or private company has a comparable mix of products which serve the same markets. In many cases, only one division of a peer group company competes in the same markets as Bio-Rad. Collectively, the peer group reflects products and markets similar to those of Bio-Rad.

   This stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Insiders"), to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Insiders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports which they file.

   To the Company's knowledge, based solely upon its review of the copies of such reports furnished to the Company and written representations from certain Insiders that no other reports were required, during the fiscal year ended December 31, 2000 all Section 16(a) filing requirements applicable to Insiders were complied with, with the following exceptions: (i) for David Schwartz, the Form 5 filing for each 1999 and 2000 and a Form 4 filing that reported two transactions in 2000 were delayed; (ii) for Alice N. Schwartz, the Form 5 filing for each of 1999 and 2000 and a Form 4 filing that reported two transactions in 2000 were delayed; (iii) for Norman Schwartz, the Form 5 filing for each of 1999 and 2000 and a Form 4 filing that reported two transactions in 2000 were delayed; and (iv) the Form 5 filing for 1999 for each of Thomas C. Chesterman, James Stark, James J. Bennett, Rello L. Cristea, John Goetz, Sanford S. Wadler, Burton A. Zabin and George Bers were delayed.

             II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to serve as Bio-Rad's auditors for the fiscal year ending December 31, 2001. A representative of Arthur Andersen LLP is expected to be present at the annual meeting of stockholders to make a statement if he or she desires to do so and to respond to appropriate questions.

   Although it is not required to do so, Bio-Rad wishes to provide stockholders with the opportunity to express their opinion on the selection of auditors, and accordingly is submitting a proposal to ratify the selection of Arthur Andersen LLP. If the stockholders should fail to ratify this proposal, the Board of Directors will consider the selection of another auditing firm.

   The Board of Directors recommends that you vote FOR ratification of Arthur Andersen LLP to serve as the Company's auditors for the fiscal year ending December 31, 2001.

           III. APPROVAL OF AMENDMENT TO THE 1994 STOCK OPTION PLAN

   In 1994, the stockholders of Bio-Rad approved the 1994 Stock Option Plan (the "Plan") authorizing grants to key employees (including officers and directors who are also employees) of incentive stock options and nonqualified stock options to purchase a maximum of 675,000 shares of Class A Common Stock, Class B Common Stock or a combination thereof. This number of shares was subsequently increased through an amendment in 1998 to 1,175,000 shares. The persons to whom options are granted under the Plan, the number of shares subject to such options, the terms thereof, and any amendments thereto, are determined at the discretion of a committee consisting of two or more members of the Board of Directors subject to the limitations of the Plan.

The Amendment

   Subject to stockholder approval, the Board has approved an amendment to the Plan increasing the number of shares available for the grant of options under the Plan by 600,000 (to a new maximum of 1,775,000). The Board believes that the increase in the number of shares available for issuance under the Plan will enable the Company to remain competitive by continuing to provide incentive to key employees with participation in the Plan and is appropriate, considering the expansion of the Company and the resulting addition of new key employees who will be eligible to participate in the Plan.

Description of the Plan

   The following is a general summary of the principal provisions of the Plan, including the amendment described above. A copy of the proposed amendment is set forth in Appendix A to this Proxy Statement. This summary is not intended to be complete and reference should be made to the Plan as it is proposed to be amended for a complete statement of its terms and provisions. Any stockholder who desires to review the text of the Plan can obtain a copy by writing to the Company's Secretary.

   Under the Plan, options may be granted to key employees (including employees who are officers or directors) of the Company and its subsidiaries selected from time to time by the Board or a committee of the Board. Through 2000, options have been granted for a total of approximately 1,054,724 shares to a group of over 300 key employees. As of December 31, 2000, there were options authorized and available for grant covering approximately 120,276 shares. Employees may receive either incentive stock options ("ISOs"), or non-qualified stock options ("NSOs") but no officer or director of Bio-Rad may be granted options under the Plan representing an excess of the individual limitation set forth in the Plan. Currently, the limitation is options to purchase 587,500 shares in the aggregate. The Plan provides that no option may be granted after March 1, 2004.

   The Plan provides that the option exercise price per share shall be set on the date of grant and shall not be less than the fair market value of the Common Stock on the date of grant. In the case of any holder of 10% or more of the total combined voting power of the Company, the exercise price of an ISO must be at least 110% of the fair market value of the stock on the date of grant.

   Beginning one year after the date of grant, options become exercisable according to a vesting schedule. Vesting is generally at the rate of 20% or 25% per year. The Plan limits the vesting of an ISO for any individual optionee to $100,000 per year (measured at the time of the option grant).

   Options expire five or ten years from the date of grant or upon termination of employment with the Company. Options are typically exercisable (to the extent vested) for a specified period after an employee's death, or retirement but in no case beyond the original term of the option.

   No optionee, as such, will have any rights as a stockholder of Bio-Rad except with respect to shares of Class A or Class B Common Stock received on any exercise of an option. The options are not transferable or assignable except by will or the laws of descent and distribution.

Federal Income Tax Consequences

   The following is a general summary of the current material U.S. Federal income tax consequences to U.S. participants in the Plan. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances, nor does it describe state or other tax consequences.

   Incentive Stock Option ("ISO"). There is no taxable income recognized by an optionee when an ISO is granted to him. Under Sections 421 and 422 of the Code, recipients of ISOs generally are not taxable on their receipt of stock upon exercise of the ISO if the ISO and the option stock are held for two years after the date of grant and one year after the date the shares were transferred to the optionee upon exercise. If the shares disposed of before the expiration of the shares on the date of the option's exercise will be taxed at ordinary income rates, the balance of the gain, if any, measured from the exercise date, will be taxed as capital gain. In that event, the Company will be entitled to a corresponding tax deduction equal to the ordinary income, if any, realized by an optionee.

   Nonqualified Stock Option ("NSO"). The recipient of NSOs granted under the Plan will not have taxable income upon the grant of the option, nor will the Company be entitled to any deduction. Generally, upon exercise of a NSO, the optionee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the amount by which the fair market value of the stock at the date of exercise exceeds the option exercise price. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NSO.

   The Board of Directors recommends that you vote FOR the proposed amendment to the 1994 Stock Option Plan.

                               IV. OTHER MATTERS

   At the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration at the meeting other than that described above. If any other business should properly come before the meeting, the shares represented by Proxies will be voted in accordance with the judgment of the persons named in such Proxies.

   The annual report of the Company for the year ended December 31, 2000, including financial statements, has been mailed, or is being mailed concurrently with this Proxy Statement, to all stockholders of the Company as of the record date for the annual meeting.

   Stockholders of record on February 28, 2001 may obtain copies without charge of the Company's annual report on Form 10-K (excluding exhibits) filed with the SEC by contacting:

                          Bio-Rad Laboratories, Inc.
                           Attn: Corporate Secretary
                            1000 Alfred Nobel Drive
                              Hercules, CA 94547

                            http://www.bio-rad.com

                             STOCKHOLDER PROPOSALS

   If you want the Company to consider including a proposal in next year's proxy statement, you must deliver it in writing to Bio-Rad Laboratories, Inc. at 1000 Alfred Nobel Drive, Hercules, California 94547, Attention: Secretary, no later than December 31, 2001.

   If you want to present a proposal at next year's annual meeting but do not wish to have it included in the Company's proxy statement, you must submit it in writing to the Company at the above address by March 11, 2002.

                                          By order of the Board of Directors
                                          BIO-RAD LABORATORIES, INC.

                                          SANFORD S. WADLER, Secretary

Hercules, California
April 2, 2001

                                  APPENDIX A

              FOURTH AMENDMENT TO THE BIO-RAD LABORATORIES, INC.
                            1994 STOCK OPTION PLAN

   This Amendment to the Bio-Rad Laboratories, Inc. 1994 Stock Option Plan (the "Amendment") is adopted by Bio-Rad Laboratories, Inc., a Delaware
corporation (the "Company'), effective as of              , 2001.

                                   RECITALS:

A. The Company's 1994 Stock Option Plan (the "Stock Option Plan") was adopted by the Board of Directors (the "Board") on February 2, 1994, and approved by the stockholders of the Company on April 26, 1994.

B. The Stock Option Plan was amended in 1998 to increase the aggregate number of shares of Common Stock subject to the Stock Option Plan from 675,000 to 1,175,00.

C. The Stock Option Plan currently states that shares of the Company's Class A common stock or Class B common stock (the "Common Stock") subject to the Stock Option Plan shall not exceed 1,175,000. This amendment increases the aggregate number of shares of Common Stock subject to the Stock Option Plan from 1,175,000 to 1,775,000.

D. Section 9 of the Stock Option Plan provides that the Board may amend the Stock Option Plan, subject in certain instances to receipt of approval of the stockholders of the Company.

E. Effective March 7, 2001, the Board unanimously recommended and adopted this Amendment in the form given below (the "Amendment").

F. The Amendment was approved by the stockholders of the Company at its Annual Meeting of Stockholders held on April 24, 2001.

                                   AMENDMENT

   1. Section 4 of the Stock Option Plan is hereby amended to read in its entirety as follows:

   4 Shares Subject to Plan

    Options may be granted by the Company from time to time to Key Employees to purchase an aggregate of up to 1,775,000 shares of Stock, which shares may be shares of either Class A or Class B Common Stock, and that number of shares of each such Class shall be reserved for options granted under the Plan (subject to adjustment as provided in paragraph 7(g)); provided, that no officer or director of the Company shall be granted options to purchase an aggregate of more than 587,500 shares of Stock. If any option granted under the Plan terminates, expires or, with the consent of the optionee, is canceled, new options may thereafter be granted covering such shares.

   The undersigned, Sanford S. Wadler, Secretary of the Company, hereby certifies that the Board and the stockholders of the Company adopted the foregoing Amendment as stated above.

   Executed at Hercules, California this        day of       , 2001.

                                          _________________________________
                                          Sanford S. Wadler, Secretary

                                  APPENDIX B

                          BIO-RAD LABORATORIES, INC.
                            Audit Committee Charter

   Effective June 2001, the audit committee must have a least three members, each of whom is independent and financially literate. In addition to being financially literate, at least one audit committee member must also have accounting or related financial management expertise.

   An exception to the independence requirement may be made for one member if the Board of Directors determines that the individual's inclusion on the committee is in the best interest of the Company.

   The Audit Committee Chairperson will help ensure the effectiveness of the Audit Committee through the monitoring of the committee's independence, competence, and leadership skills.

Audit Committee Role

   The Audit Committee has an oversight role on behalf of the Board of Directors and the shareholders. The Committee should be satisfied that the key financial systems, and the procedures and controls that support them, will generate the information necessary to manage and properly report on the operations of the Company. "Responsibility for reliable financial reporting lies first with the Company, starting with top management, which sets the tone and establishes the financial reporting environment. The Audit Committee needs to understand and assess this environment and the system on internal controls so that it can exercise effective oversight. This will mean asking the right questions of management and expecting forthright responses while still respecting the role of management."

Audit Committee Responsibilities & Process

   In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality. This will include:

  . Recommending and evaluating the independent auditor. The independent auditor is ultimately accountable to the Board of Directors and the shareholders.

  . Reviewing the adequacy of the Company's system on internal control and monitoring compliance with Company policies and guidelines.

  .  Reviewing the independent auditor's proposed audit scope and approach.

  . Ensuring that the independent auditor submits a formal written statement regarding relationships and services that may affect objectivity and independence, for discussing relevant and significant matters with the auditors, and for recommending any appropriate action to address the auditor's independence.

  . Conducting a post-audit review of the financial statements and audit finding, including (1) any suggestions for improvements provided to management by the independent auditors and (2) discussions with the independent auditor regarding the auditor's judgements about the quality and acceptability of the Company's accounting principles.

  . Reporting in the proxy statement that the Audit Committee has (1) reviewed and discussed the audited financial statements with management,
     (2) discussed "Communication With Audit Committees" Statement on Auditing Standards (SAS) 61 items with auditors, (3) received independence disclosures from the auditors, and (4) recommended inclusion of the financials in the annual report on Form 10-K.

  . Approving the internal audit charter and reviewing internal audit plans and results, organization structure, and qualifications.

  . Reviewing the findings of any examination by regulatory agencies such as the Securities and Exchange Commission.

  . Reviewing and assessing conflicts of interest and related party transactions.

  .  Perform other oversight functions as requested by the full Board.

Audit Committee Meetings

   The Audit Committee will meet at a minimum of four times annually. Meetings will be set up with management, internal audit and the independent auditor to address the following:

  . Evaluate the audit approach and scope proposed by the independent auditor.

  . Discuss "Communication With Audit Committees" items with the auditors as well as the quality of the Company's accounting principles applied before the audit sign-off.

  . Conduct a post-audit review of the financial statements and audit findings.

  . If significant events, transactions, or changes in accounting estimates have occurred during the year for which the independent auditor, in performing the quarterly review, believes to have affected the quality of the Company's financial reporting, discuss the effect of these issues before the filing of the 10Q.

  .  Other meetings with management will be held as needed.

Other

  . The Audit Committee will review and reassess the adequacy of this charter on an annual basis.

                      Approved by the Board of Directors
                     and the Audit Committee June 7, 2000

PROXY
CLASS A STOCK

                          BIO-RAD LABORATORIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 24, 2001

     The undersigned does hereby appoint DAVID SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class A Common Stock of Bio-Rad Laboratories, Inc. ("Bio-Rad"), to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Tuesday, April 24, 2001 at 4:00 p.m., Pacific Time, and at any and all adjournments or postponements thereof:

           PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

               (Continued and to be signed on the reverse side.)

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a Vote FOR Items 1 and 2.


1. ELECTION OF DIRECTORS:
   ALBERT J. HILLMAN, PHILIP L. FADOU

    For All        Withhold All    For All Except
      [_]              [_]              [_]


___________________________________________________________________________
(Instructions: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above.)



2. PROPOSAL to ratify the selection of Arthur Andersen LLP to serve as the Company's independent auditors.

      For            Against          Abstain
      [_]              [_]              [_]



3. PROPOSAL to amend the 1994 stock option plan to increase the number of shares available for the grant of options under the Plan by 800,000 (to a new maximum of 1,775,000).

      For            Against          Abstain
      [_]              [_]              [_]





     Dated: ___________________________________________________________


     Signature:  ______________________________________________________

     Signature,
     If held jointly: _________________________________________________

     Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby confirmed.

     Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

--------------------------------------------------------------------------------
                      /\     FOLD AND DETACH HERE     /\


                            YOUR VOTE IS IMPORTANT!

           PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

PROXY
CLASS B STOCK

                          BIO-RAD LABORATORIES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                APRIL 24, 2001

     The undersigned does hereby appoint DAVID SCHWARTZ and SANFORD S. WADLER and each of them, attorneys-in-fact and agents with full powers of substitution, for and in the name, place and stead of the undersigned, to vote as proxies or proxy all the shares of Class B Common Stock of Bio-Rad Laboratories, Inc. ("Bio-Rad"), to be held at the Company's corporate offices, 1000 Alfred Nobel Drive, Hercules, California, on Tuesday, April 24, 2001 at 4:00 p.m., Pacific Time, and at any and all adjournments or postponements thereof:

           PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE

               (Continued and to be signed on the reverse side.)

This proxy will be voted as specified below. If no voting instructions are indicated with respect to one or more of the proposals, the proxy will be voted in favor of the proposal(s). This proxy confers authority for each of the persons indicated on the reverse to vote in his discretion on other matters which may properly come before the meeting. The Board of Directors recommends a Vote FOR Items 1 and 2.


1. ELECTION OF DIRECTORS:
   JAMES J. BENNETT, ALICE N. SCHWARTZ, DAVID SCHWARTZ, NORMAN SCHWARTZ

    For All        Withhold All    For All Except
      [_]              [_]              [_]


___________________________________________________________________________
(Instructions: To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) above.)



2. PROPOSAL to ratify the selection of Arthur Andersen LLP to serve as the Company's independent auditors.

      For            Against          Abstain
      [_]              [_]              [_]



3. PROPOSAL to amend the 1994 stock option plan to increase the number of shares available for the grant of options under the Plan by 800,000 (to a new maximum of 1,775,000).

      For            Against          Abstain
      [_]              [_]              [_]





     Dated: ___________________________________________________________


     Signature:  ______________________________________________________

     Signature,
     If held jointly: _________________________________________________

     Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby confirmed.

     Please sign exactly as your name appears hereon or on the stock certificate. Executors, administrators or trustees should indicate their capacities. If stock is held in joint names, both registered holders should sign. No witness or notarization is necessary.

--------------------------------------------------------------------------------
                      /\     FOLD AND DETACH HERE     /\


                            YOUR VOTE IS IMPORTANT!

           PLEASE VOTE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.